Semiannual Report

June 30, 2002

T. Rowe Price
International Stock Portfolio

Dear Investor

  International markets ended the first six months of 2002 modestly lower as concerns about the U.S. economy and corporate accounting scandals weighed on global markets. For the year to date, non-U.S. equities outperformed their U.S.counterparts, aided by a sharp decline in the U.S. dollar against major international currencies.

  Performance Comparison

  Periods Ended 6/30/02                          6 Months              12 Months
  ------------------------------------------------------------
  International
  Stock Portfolio                                  -4.01%                -11.05%

  MSCI EAFE Index                                   -1.38                  -9.22

  Lipper Variable Annuity
  Underlying International
  Funds Average                                     -1.70                 -10.10

  The portfolio posted a modest loss for the six months ended June 30, which trailed the MSCI EAFE Index and the Lipper average for similar funds. The portfolio's 12-month return also lagged the index and the Lipper benchmark. Many of the factors that aided portfolio results in the first quarter were liabilities in the second. As confidence waned, investors bought defensive shares at the expense of emerging market and growth stocks. The portfolio had 71% of assets invested in Europe, 12% in Japan, and the rest divided among the Far East, Latin America, and reserves. Financial stocks claimed nearly 22% of portfolio assets, roughly the same as at the end of December. Consumer discretionary shares were also stable at 17% of the portfolio, while health care fell slightly to 11%.

  Market Performance

  Six Months                           Local                Local Currency                U.S.
  Ended 6/30/02                     Currency              vs. U.S. Dollars             Dollars
  --------------------------------------------------------------

  France                             -13.65%                        10.92%              -4.22%

  Germany                             -14.23                         10.92               -4.86

  Hong Kong                            -4.64                         -0.03               -4.66

  Italy                                -7.84                         10.92                2.22

  Japan                                -0.98                          9.34                8.27

  Mexico                                3.38                         -7.81               -4.69

  Netherlands                          -8.06                         10.92                1.97

  Singapore                            -3.11                          4.51                1.24

  Sweden                              -26.76                         14.14              -16.40

  Switzerland                          -4.79                         11.56                6.21

  United Kingdom                      -10.00                          4.73               -5.74

  Source: RIMES Online, using MSCI indices.

MARKET REVIEW

  Japan was flat in local currency terms but ended the period higher due to currency strength against the U.S. dollar, as signs of a cyclical upturn attracted foreign investors. European markets fell overall despite strength in sterling and the euro, while Hong Kong and Singapore were off, although currency appreciation in the latter market pushed the return into positive territory for U.S. investors. Mexico was up locally but the peso was weak versus the greenback, while Brazil suffered from heightened political concerns.

  Geographic Diversification

  Europe                                                71%
  Japan                                                 12%
  Far East                                               9%
  Other and Reserves                                     6%
  Latin America                                          2%

  Based on net assets as of 6/30/02.

  Economic data in Europe were mildly positive during the past few months as inflation eased, reducing concerns about interest rate increases. Many Japanese economic indicators continued to point to an export-led, cyclical rebound, but others raised doubts about whether the upturn could be sustained. The Japanese central bank intervened repeatedly in currency markets in an effort to curb the yen's appreciation. Economic news from the Pacific ex-Japan was more positive, while Brazil and Mexico remained weak.

  Food and beverage, materials, and utilities led over the past few months. Autos were flat after leading earlier in the year, patent issues hindered pharmaceuticals, and falling markets dragged insurers down. At the bottom were telecom, technology, and media. Doubts about mobile telecom growth and new product launch delays hobbled telecoms and their technology suppliers. Media stocks fell as companies indicated that the advertising environment and near-term outlook were lackluster.

PORTFOLIO REVIEW

  Relative Performance Comparison

  Periods Ended 6/30/02                          6 Months              12 Months
  ------------------------------------------------------------

  MSCI EAFE Growth Index                           -2.11%                 -9.21%

  MSCI EAFE Value Index                             -0.72                  -9.32

  The portfolio's bias toward growth stocks impaired relative results, and both country weightings and stock selection within countries had a negative impact. Underweighting Japan was the biggest negative, far overshadowing smaller positives due to overweighting South Korea and underweighting Germany.

  Stock selection was negative relative to the benchmark in many markets, including the Netherlands (ASM Lithography, Philips Electronics), Singapore (Flextronics), Canada (Celestica), and Finland (Nokia), where our technology holdings underperformed in an environment favoring defensive and value stocks. This was offset by positive returns in countries such as France and Sweden. Avoiding France Telecom, together with our positions in French bank BNP Paribas and Swedish security services company Securitas, boosted performance.

  Sector Diversification
                                       Percent of Net Assets
                                                 12/31/01                6/30/02
  ------------------------------------------------------------

  Financials                                        21.2%                  21.6%

  Consumer Discretionary                             17.3                   16.7

  Health Care                                        11.7                   11.2

  Energy                                              7.7                    8.6

  Consumer Staples                                    8.0                    8.5

  Information Technology                              9.7                    8.4

  Industrials and Business Services                   7.4                    8.2

  Telecommunication Services                          9.1                    7.6

  Materials                                           2.3                    2.9

  All Other                                           1.2                    1.2

  Reserves                                            4.4                    5.1
  ------------------------------------------------------------

  Total                                            100.0%                 100.0%

  From a sector perspective, overweighting media, technology, and telecoms, as well as underweighting materials and utilities, hurt relative returns. Within sectors, stock selection was mostly a strong positive. Your portfolio's holdings in media, such as Reed Elsevier, added considerable value relative to the benchmark, and there were also positives in technology (Samsung Electronics), banks (BNP Paribas), and telecoms (SK Telecom). However, stock selection within pharmaceuticals (holding GlaxoSmithKline but not Novartis) and hotels/restaurants (Compass) was a smaller negative.

  Holdings that most hurt absolute returns included Vodafone, Nokia, GlaxoSmithKline, LM Ericsson, and Telefonica (due to its exposure to Latin America). Among the holdings that added greatest value were Royal Bank of Scotland, TotalFina, Reed Elsevier, BNP Paribas, and ENI.

INVESTMENT OUTLOOK

  The economic rebound is likely to slow a bit from the first quarter given the stretched condition of the U.S. consumer, a driver of global growth. Medium term, the weaker dollar should help the economy, although lower equity prices could have a dampening effect. Interest rates are currently low in many countries, and prevailing conditions should underpin a reasonable earnings recovery from the depressed levels of 2001.

  Valuations around the world are reasonable but not at historical lows. Some of the traditional growth sectors look quite depressed, while many cyclical and defensive sectors are no longer undervalued. Regionally, Europe and various emerging markets offer the best prospects. All in all, we are sanguine about the prospects for reasonable stock market returns in coming months.

  Respectfully submitted,

  John R. Ford
  President, T. Rowe Price International Funds, Inc.
  July 19, 2002

Portfolio Highlights

Twenty-Five Largest Holdings
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/02
------------------------------------------------------------

GlaxoSmithKline, United Kingdom                                             3.7%

TotalFina, France                                                            2.8

Reed Elsevier, United Kingdom/Netherlands                                    2.8

Royal Bank of Scotland, United Kingdom                                       2.6

Shell Transport & Trading/Royal Dutch
Petroleum, United Kingdom/Netherlands                                        2.5

Nestle, Switzerland                                                          2.2

BNP Paribas, France                                                          1.9

Securitas, Sweden                                                            1.8

Aventis, France                                                              1.7

ING Groep, Netherlands                                                       1.6

Vodafone, United Kingdom                                                     1.6

Philips Electronics, Netherlands                                             1.5

Adecco, Switzerland                                                          1.4

Compass, United Kingdom                                                      1.3

Sanofi-Synthelabo, France                                                    1.3

ENI, Italy                                                                   1.3

Nokia, Finland                                                               1.2

Banca Intesa, Italy                                                          1.2

WPP Group, United Kingdom                                                    1.2

Canon, Japan                                                                 1.1

Samsung Electronics, South Korea                                             1.1

UBS, Switzerland                                                             1.1

AstraZeneca, United Kingdom                                                  1.1

Sony, Japan                                                                  1.1

Brambles Industries, United Kingdom/Australia                                1.1
------------------------------------------------------------

Total                                                                      42.2%
------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

International Stock Portfolio

            MSCI EAFE Index                  Lipper Variable Annuity                International Stock
                                            Underlying International                          Portfolio
                                                       Funds Average

3/31/1994            10,000                                   10,000                             10,000
6/30/1994            10,518                                   10,062                             10,100
6/30/1995            10,723                                   10,430                             10,574
6/30/1996            12,183                                   11,983                             12,341
6/30/1997            13,787                                   14,273                             14,491
6/30/1998            14,667                                   15,719                             15,222
6/30/1999            15,829                                   16,469                             16,093
6/30/2000            18,590                                   20,335                             19,695
6/30/2001            14,255                                   15,455                             14,257
6/30/2002            12,941                                   13,703                             12,682

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

International Stock Portfolio
Periods Ended 6/30/02

                                                         Since         Inception
1 Year       3 Years             5 Years             Inception              Date
----------------------------------------------------------------

-11.05%       -7.63%              -2.63%                 2.92%           3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights
T. Rowe Price International Stock Portfolio
Unaudited

                   For a share outstanding throughout each period
                   ----------------------------------------------------------
                          6 Months           Year
                             Ended          Ended
                           6/30/02       12/31/01      12/31/00       12/31/99       12/31/98      12/31/97

NET ASSET VALUE
Beginning of period        $ 11.47        $ 15.07       $ 19.04        $ 14.52        $ 12.74       $ 12.64

Investment activities
  Net investment
  income (loss)               0.08           0.24          0.07           0.12           0.17          0.12

  Net realized and
  unrealized gain
  (loss)                    (0.54)         (3.59)        (3.46)           4.69           1.84         0.27*

  Total from
  investment
  activities                (0.46)         (3.35)        (3.39)           4.81           2.01          0.39

Distributions
  Net investment
  income                         -         (0.25)        (0.10)         (0.07)         (0.17)        (0.12)

  Net realized gain              -              -        (0.48)         (0.22)         (0.06)        (0.06)

  In excess of net
  realized gain                  -              -             -              -              -        (0.11)

Total distributions              -         (0.25)        (0.58)         (0.29)         (0.23)        (0.29)

NET ASSET VALUE
End of period              $ 11.01        $ 11.47       $ 15.07        $ 19.04        $ 14.52       $ 12.74
                   ----------------------------------------------------------

Ratios/Supplemental Data
Total
return(diamond)            (4.01)%       (22.21)%      (17.84)%         33.32%         15.86%         3.09%

Ratio of total
expenses to
average net assets          1.05%!          1.05%         1.05%          1.05%          1.05%         1.05%

Ratio of net
investment
income (loss)
to average
net assets                  1.50%!          1.90%         0.43%          0.83%          1.25%         1.10%

Portfolio turnover
rate                        25.5%!          27.7%         41.7%          25.4%          18.1%         16.6%

Net assets, end
of period
(in thousands)           $ 569,739      $ 550,329     $ 662,159      $ 707,330      $ 497,946     $ 369,400

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

!  Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
T. Rowe Price International Stock Portfolio
June 30, 2002 (Unaudited)

                                                                Shares                  Value
----------------------------------------------------------------------
                                                                                  In thousands
AUSTRALIA 1.6%
Common Stocks 1.1%
BHP Billiton                                                  473,000                  $ 2,743

Brambles Industries                                           375,924                    1,998

National Australia Bank                                        74,300                    1,481

                                                                                         6,222

Preferred Stocks 0.5%
News Corporation                                              597,989                    2,754

                                                                                         2,754

Total Australia (Cost $10,954)                                                           8,976

BELGIUM 0.7%
Common Stocks 0.7%
Dexia                                                         139,650                    2,157

Fortis                                                         58,022                    1,240

UCB                                                            19,063                      698

Total Belgium (Cost $3,411)                                                              4,095

BRAZIL 0.6%
Common Stocks 0.2%
Brasileira de Distribuicao
Grupo Pao de Acucar ADR (USD)                                  43,200                      769

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1
  common stock) (USD) *                                         8,500                      235

                                                                                         1,004

Preferred Stocks 0.4%
Petroleo Brasileiro (Petrobras)                               121,920                    2,116

                                                                                         2,116

Total Brazil (Cost $3,654)                                                               3,120

CANADA 0.6%
Common Stocks 0.6%
Alcan Aluminum                                                 24,170                      919

Celestica (USD) *                                              73,941                    1,679

Royal Bank of Canada                                           30,380                    1,050

Total Canada (Cost $3,841)                                                               3,648

DENMARK 0.5%
Common Stocks 0.5%
Novo Nordisk                                                   53,500                    1,768

TDC A/S                                                        34,604                      955

Total Denmark (Cost $3,039)                                                              2,723

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
FINLAND 1.2%
Common Stocks 1.2%
Nokia (miscellaneous footnote symbol)                         469,603                  $ 6,860

Total Finland (Cost $5,841)                                                              6,860

FRANCE 14.0%
Common Stocks 14.0%
Altran
Technologies (miscellaneous footnote symbol)                   23,240                      676

Aventis                                                       137,137                    9,699

AXA (miscellaneous footnote symbol)                           195,544                    3,570

BNP Paribas *                                                 191,026                   10,545

Bouygues                                                       24,000                      669

Cap Gemini (miscellaneous footnote symbol)                      7,003                      278

Compagnie De Saint-Gobain                                      77,280                    3,462

Groupe Danone                                                   6,010                      825

Hermes (miscellaneous footnote symbol)                         12,806                    2,019

L'Oreal                                                         5,956                      464

Lafarge                                                         4,369                      435

LVMH (miscellaneous footnote symbol)                           36,840                    1,852

Orange *                                                      144,420                      663

Pinault Printemps Redoute                                       9,687                    1,147

Sanofi-
Synthelabo (miscellaneous footnote symbol)                    123,747                    7,514

Schneider Electric *                                           66,332                    3,560

Societe Generale                                               27,186                    1,787

Societe Television
Francaise 1 (miscellaneous footnote symbol)                   161,830                    4,325

Sodexho
Alliance (miscellaneous footnote symbol)                      140,779                    5,329

STMicro
electronics (miscellaneous footnote symbol)                    83,011                    2,066

Thomson
Multimedia *(miscellaneous footnote symbol)                    54,600                    1,289

TotalFina                                                      99,261                   16,086

Vivendi
Universal (miscellaneous footnote symbol)                      62,536                    1,349

Total France (Cost $67,805)                                                             79,609

GERMANY 3.2%
Common Stocks 3.2%
Allianz (miscellaneous footnote symbol)                        23,373                    4,711

Bayer (miscellaneous footnote symbol)                          27,972                      895

Bayerische Hypo-und Vereinsbank                                20,052                      652

Deutsche Bank (miscellaneous footnote symbol)                  54,239                    3,764

Deutsche Telekom                                               26,480                      248

E.On (miscellaneous footnote symbol)                           36,520                    2,115

Gehe (miscellaneous footnote symbol)                           52,158                    2,175

Rhoen-Klinikum                                                 18,597                      926

SAP                                                            15,520                    1,518

Siemens                                                        15,960                      956

Total Germany (Cost $18,542)                                                            17,960

T. Rowe Price International Stock Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
GREECE 0.1%
Common Stocks 0.1%
Hellenic Telecommunications Organization                       51,760                    $ 816

Total Greece (Cost $736)                                                                   816

HONG KONG 1.1%
Common Stocks 1.1%
Cheung Kong Holdings                                          318,000                    2,650

Henderson Land Development                                    538,000                    2,228

Hutchison Whampoa                                             212,200                    1,585

Total Hong Kong (Cost $6,419)                                                            6,463

INDIA 1.1%
Common Stocks 1.1%
Hindustan Lever                                               819,590                    3,226

ICICI Bank (Ordinary shares)                                  423,320                    1,196

ICICI Bank ADR (USD)                                           92,933                      650

Reliance Industries *                                         245,000                    1,352

Total India (Cost $8,060)                                                                6,424

IRELAND 0.0%
Common Stocks 0.0%
SmartForce
ADR (USD) *(miscellaneous footnote symbol)                     45,771                      156

Total Ireland (Cost $1,165)                                                                156

ISRAEL 0.1%
Common Stocks 0.1%
Check Point Software Technologies (USD) *                      28,726                      390

Total Israel (Cost $560)                                                                   390

ITALY 5.9%
Common Stocks 5.9%
Alleanza
Assicurazioni(miscellaneous footnote symbol)                  305,100                    2,923

Assicurazioni Generali                                         44,630                    1,056

Banca Intesa                                                2,224,600                    6,776

ENI                                                           464,358                    7,370

Fineco *                                                      240,790                      324

Mediaset                                                       56,000                      433

Mediolanum                                                    156,175                      928

Olivetti *                                                    665,863                      709

San Paolo IMI                                                  40,661                      407

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Telecom Italia (Ordinary shares)                              297,472                  $ 2,325

Telecom Italia (Savings shares)                               313,000                    1,657

Telecom Italia Mobile                                         968,134                    3,960

UniCredito Italiano                                         1,094,751                    4,943
Total Italy (Cost $34,380)                                                              33,811

JAPAN 12.1%
Common Stocks 12.1%
Canon                                                         172,000                    6,500

Credit Saison                                                  85,100                    2,020

Daiichi Pharmaceutical                                         57,000                    1,041

Fanuc                                                          21,100                    1,060

Fuji Television Network                                           254                    1,469

Fujisawa Pharmaceutical                                       150,000                    3,592

Hitachi Chemical                                              104,000                    1,163

Ito-Yokado                                                     55,000                    2,753

KDDI                                                              607                    1,874

Keyence                                                         3,000                      635

Kyocera                                                        25,000                    1,825

Marui                                                         173,000                    2,192

Mitsui Fudosan                                                243,000                    2,149

Murata Manufacturing                                           38,300                    2,460

Nippon Telegraph & Telephone                                      154                      633

Nomura Securities                                             169,000                    2,481

NTT DoCoMo                                                      2,135                    5,254

Rohm                                                            8,300                    1,239

Secom                                                          29,000                    1,423

Seven-Eleven Japan                                             95,000                    3,741

Shin-Etsu Chemical                                             40,900                    1,757

Shiseido                                                      125,000                    1,666

SMC                                                             5,000                      591

Sony                                                          114,600                    6,052

Sumitomo                                                      266,000                    1,611

Takeda Chemical Industries                                     51,000                    2,238

Takefuji                                                       21,070                    1,464

Toshiba *                                                     316,000                    1,287

Toyota Motor                                                  158,900                    4,216

Yamanouchi Pharmaceutical                                     102,000                    2,647

Total Japan (Cost $64,988)                                                              69,033

LUXEMBOURG 0.1%
Common Stocks 0.1%
Societe Europeenne des Satellites                              47,290                      466

Total Luxembourg (Cost $712)                                                               466

T. Rowe Price International Stock Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
MALAYSIA 0.3%
Common Stocks 0.3%
Malayan Banking Berhad                                        563,600                  $ 1,305

Sime Darby                                                    417,000                      549

Total Malaysia (Cost $1,925)                                                             1,854

MEXICO 1.0%
Common Stocks 1.0%
America Movil ADR (USD)                                       112,000                    1,501

Femsa UBD Units (Represents 1
  Series B and 4 Series D shares)                             613,290                    2,396

Grupo Financiero
  BVA Bancomer *                                            1,805,600                    1,472

Grupo Iusacell ADR (USD) *                                     55,000                       89

Telmex
ADR (USD) (miscellaneous footnote symbol)                      14,179                      455

Total Mexico (Cost $6,511)                                                               5,913

NETHERLANDS 6.8%
Common Stocks 6.8%
Akzo Nobel                                                      7,184                      312

ASM Lithography *                                             183,390                    2,898

Equant *(miscellaneous footnote symbol)                        10,988                       66

Fortis                                                        115,460                    2,456

ING Groep                                                     356,900                    9,147

Philips Electronics                                           297,151                    8,281

Reed Elsevier                                                 152,880                    2,080

Royal Ahold                                                    63,300                    1,329

Royal Dutch Petroleum                                          61,610                    3,425

Royal KPN *                                                   318,800                    1,489

VNU                                                           178,500                    4,951

Wolters Kluwer                                                115,412                    2,187

Total Netherlands (Cost $40,570)                                                        38,621

NORWAY 0.4%
Common Stocks 0.4%
Orkla                                                         101,020                    1,947

Statoil                                                        36,100                      322

Total Norway (Cost $1,820)                                                               2,269

PORTUGAL 0.4%
Common Stocks 0.4%
Jeronimo Martins *                                             67,280                      475

Portugal Telecom                                              210,105                    1,481

Total Portugal (Cost $2,269)                                                             1,956

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
RUSSIA 0.4%
Common Stocks 0.4%
YUKOS ADR
(USD) (miscellaneous footnote symbol)                          17,590                  $ 2,454

Total Russia (Cost $1,796)                                                               2,454

SINGAPORE 1.0%
Common Stocks 1.0%
DBS Group Holdings                                            103,000                      723

Flextronics (USD) *                                           111,809                      797

United Overseas Bank                                          544,424                    3,915

Total Singapore (Cost $6,865)                                                            5,435

SOUTH KOREA 2.8%
Common Stocks 2.8%
Kookmin Bank ADR (USD)                                         24,900                    1,224

KT Corporation ADR (USD)                                       93,886                    2,033

POSCO ADR (USD)                                                49,813                    1,358

Samsung Electronics                                            23,696                    6,480

Shinhan Financial                                             135,000                    1,908

South Korea Telecom                                            13,000                    2,912

Total South Korea (Cost $11,699)                                                        15,915

SPAIN 3.1%
Common Stocks 3.1%
Banco Bilbao Vizcaya Argentaria                               384,906                    4,344

Banco Santander Central Hispano                               418,735                    3,319

Endesa                                                        136,305                    1,976

Gas Natural                                                   105,480                    2,028

Inditex *                                                      61,400                    1,294

Repsol                                                         84,009                      989

Telefonica *                                                  353,531                    2,962

Telefonica ADR (USD)                                           37,324                      928

Total Spain (Cost $20,113)                                                              17,840

SWEDEN 3.3%
Common Stocks 3.3%
Electrolux                                                    100,690                    2,028

Hennes & Mauritz, Class B                                     164,100                    3,278

LM Ericsson, Class B *                                        744,430                    1,123

Nordea                                                        258,388                    1,402

Sandvik                                                        21,720                      541

Securitas, Class B                                            507,852                   10,419

Total Sweden (Cost $20,817)                                                             18,791

T. Rowe Price International Stock Portfolio
June 30, 2002 (Unaudited)
                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands
SWITZERLAND 5.4%
Common Stocks 5.4%
Adecco                                                        133,920                  $ 7,937

Credit Suisse Group *                                          33,400                    1,058

Nestle                                                         53,770                   12,510

Roche (Participation certificates)                             38,800                    2,927

UBS *                                                         128,988                    6,473

Total Switzerland (Cost $24,363)                                                        30,905

TAIWAN 1.3%
Common Stocks 1.3%
Asustek Computer *                                            410,000                    1,233

Taiwan Semiconductor
  Manufacturing                                             2,426,149                    4,938

United Microelectronics                                     1,032,000                    1,239

Total Taiwan (Cost $7,706)                                                               7,410

THAILAND 0.3%
Common Stocks 0.3%
Bangkok Bank (Local shares) *                               1,089,000                    1,467

Total Thailand (Cost $1,359)                                                             1,467

UNITED KINGDOM 25.6%
Common Stocks 25.6%
Abbey National                                                108,996                    1,283

AstraZeneca                                                   154,513                    6,398

Autonomy *                                                     54,904                      222

BG Group                                                       92,620                      403

BP                                                            571,000                    4,797

Brambles Industries                                           803,530                    4,021

Cable & Wireless                                              285,143                      727

Cadbury Schweppes                                             369,186                    2,767

Celltech *                                                    146,213                    1,159

Centrica                                                      230,500                      713

Compass                                                     1,249,080                    7,580

David S. Smith                                                121,000                      321

Diageo                                                        362,418                    4,708

Dimension Data *                                               67,500                       42

                                                               Shares                    Value
----------------------------------------------------------------------
                                                                                  In thousands

Electrocomponents                                             329,330                  $ 1,845

Friends Provident                                             148,000                      327

GKN                                                            23,000                      108

GlaxoSmithKline                                               963,298                   20,826

Granada                                                     1,246,673                    2,119

Hays                                                          969,424                    2,276

Hilton                                                        201,000                      700

HSBC (HKD)                                                    216,400                    2,490

J. Sainsbury                                                  249,470                    1,354

Kingfisher                                                    330,954                    1,596

Lattice                                                        73,320                      191

Reckitt Benckiser                                              70,607                    1,267

Reed Elsevier                                               1,439,211                   13,682

Rio Tinto                                                     324,264                    5,948

Royal Bank of Scotland                                        527,436                   14,957

Shell Transport & Trading                                   1,429,540                   10,789

Standard Chartered                                            112,000                    1,195

Tesco                                                       1,501,580                    5,460

Tomkins                                                       721,772                    2,790

Unilever                                                      412,235                    3,759

United Business Media                                         102,263                      678

Vodafone                                                    6,631,334                    9,099

Woolworths                                                    330,500                      205

WPP Group                                                     798,170                    6,742

Total United Kingdom (Cost $166,689)                                                   145,544

UNITED STATES 4.2%
Money Market Funds 4.2%
T. Rowe Price Reserve Investment Fund
  1.95% #                                                  24,073,514                   24,073

Total United States (Cost $24,073)                                                      24,073

Total Investments in Securities
99.2% of Net Assets (Cost $572,682)                                                  $ 564,997

Other Assets Less Liabilities                                                            4,742

NET ASSETS                                                                           $ 569,739
                                                                                     ---------
#  Seven-day yield

(miscellaneous footnote symbol) All or a portion of this security is on loan at June 30, 2002 - See Note 2

*  Non-income producing

ADR  American Depository Receipts

HKD  Hong Kong dollar

USD  United States dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price International Stock Portfolio
June 30, 2002 (Unaudited)
In thousands

Assets
Investments in securities, at value
(cost $572,682)                                             $ 564,997
Securities lending collateral                                  48,419
Other assets                                                   25,055

Total assets                                                  638,471

Liabilities
Obligation to return securities
lending collateral                                             48,419
Other liabilities                                              20,313

Total liabilities                                              68,732

NET ASSETS                                                  $ 569,739
                                                            ---------

Net Assets Consist of:
Undistributed net investment income (loss)                    $ 4,376
Undistributed net realized gain (loss)                       (95,763)
Net unrealized gain (loss)                                    (7,578)

Paid-in-capital applicable to
51,723,949 shares of
$0.0001 par value capital stock
outstanding;
1,000,000,000 shares of the
Corporation authorized                                        668,704

NET ASSETS                                                  $ 569,739
                                                            ---------

NET ASSET VALUE PER SHARE                                     $ 11.01
                                                             --------

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price International Stock Portfolio
In thousands
Unaudited
                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $1,006)                   $ 6,875
  Interest (net of foreign taxes of $1)                           224
  Securities lending                                              152

  Total income                                                  7,251

Investment management and
administrative expense                                          2,980

Net investment income (loss)                                    4,271

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                 (35,114)
  Foreign currency transactions                                   407

  Net realized gain (loss)                                   (34,707)

Change in net unrealized gain (loss)
  Securities                                                   10,773

  Other assets and liabilities
  denominated in foreign currencies                               209

  Change in net unrealized gain (loss)                         10,982

Net realized and unrealized gain (loss)                      (23,725)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (19,454)
                                                           ----------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio
In thousands
Unaudited

                                                             6 Months                     Year
                                                                Ended                    Ended
                                                              6/30/02                 12/31/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                $ 4,271                 $ 11,182
  Net realized gain (loss)                                   (34,707)                 (55,079)
  Change in net unrealized gain (loss)                         10,982                (102,486)

  Increase (decrease) in net assets
  from operations                                            (19,454)                (146,383)

Distributions to shareholders
  Net investment income                                             -                 (11,654)

Capital share transactions *
  Shares sold                                                 565,070                1,219,041
  Distributions reinvested                                          -                   11,654

  Shares redeemed                                           (526,206)              (1,184,488)

  Increase (decrease) in net assets
  from capital share transactions                              38,864                   46,207

Net Assets
Increase (decrease) during period                              19,410                (111,830)
Beginning of period                                           550,329                  662,159

End of period                                               $ 569,739                  550,329
                                                            ---------                 --------
*Share information
  Shares sold                                                  50,452                   95,629
  Distributions reinvested                                          -                    1,026
  Shares redeemed                                            (46,708)                 (92,610)

  Increase (decrease) in
  shares outstanding                                            3,744                    4,045

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price International Stock Portfolio
June 30, 2002 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

  Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

  Emerging Markets - At June 30, 2002, approximately 10% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

  Securities Lending - The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At June 30, 2002, the value of loaned securities was $48,361,000; aggregate collateral consisted of $48,419,000 in the securities lending collateral pool.

  Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $109,063,000 and $69,678,000, respectively, for the six months ended June 30, 2002.

T. Rowe Price International Stock Portfolio

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

  For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $6,650,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $54,322,000 of unused capital loss carryforwards, of which $54,322,000 expire in 2009.

  At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $572,682,000. Net unrealized loss aggregated $7,685,000 at period-end, of which $74,029,000 related to appreciated investments and $81,714,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

  The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 1.05% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At June 30, 2002, $498,000 was payable under the agreement.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $218,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price International Stock Portfolio

About the Portfolio's Directors and Officers

  Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)            Principal Occupation(s) During Past 5 Years and
Year Elected*              Other Directorships of Public Companies

Calvin W. Burnett,         President, Coppin State College; Director,
Ph.D. (3/16/32)            Provident Bank of Maryland
2001

Anthony W. Deering         Director, Chairman of the Board, President, and
(1/28/45)                  Chief Executive Officer, The Rouse Company, real
1994                       estate developers

Donald W. Dick, Jr.        Principal, EuroCapital Advisors, LLC, an
(1/27/43)                  acquisition and management advisory firm
1994

David K. Fagin             Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                   Golden Star Resources Ltd., and Canyon Resources
2001                       Corp. (5/00 to present); Chairman and President,
                           Nye Corp.

F. Pierce Linaweaver       President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                  consulting environmental and civil engineers
2001

Hanne M. Merriman          Retail Business Consultant; Director, Ann Taylor
(11/16/41)                 Stores Corp., Ameren Corp., Finlay Enterprises,
2001                       Inc., The Rouse Company, and US Airways Group, Inc.

John G. Schreiber          Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                 a real estate investment company; Senior Advisor
2001                       and Partner, Blackstone Real Estate Advisors,
                           L.P.; Director, AMLI Residential Properties Trust,
                           Host Marriott Corp., and The Rouse Company

Hubert D. Vos              Owner/President, Stonington Capital Corp., a
(8/2/33)                   private investment company
2001

Paul M. Wythes             Founding Partner, Sutter Hill Ventures, a
(6/23/33)                  venture capital limited partnership, providing
1996                       equity capital to young high-technology companies
                           throughout the United States; Director, Teltone
                           Corp.

*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price International Stock Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe
Price Portfolios           Principal Occupation(s) During Past 5 Years and
Overseen]                  Other Directorships of Public Companies

James S. Riepe             Director and Vice President, T. Rowe Price; Vice
(6/25/43)                  Chairman of the Board, Director, and Vice
2002                       President, T. Rowe Price Group, Inc.; Chairman
[98]                       of the Board and Director, T. Rowe Price Global
                           Asset Management Limited, T. Rowe Price Investment
                           Services, Inc., T. Rowe Price Retirement Plan
                           Services, Inc., and T. Rowe Price Services, Inc.;
                           Chairman of the Board, Director, President, and
                           Trust Officer, T. Rowe Price Trust Company;
                           Director, T. Rowe Price International, Inc., and
                           T. Rowe Price Global Investment Services Limited;
                           Vice President, International Series

M. David Testa             Chief Investment Officer, Director, and Vice
(4/22/44)                  President, T. Rowe Price; Vice Chairman of the
1994                       Board, Chief Investment Officer, Director, and
[98]                       Vice President, T. Rowe Price Group, Inc.;
                           Director, T. Rowe Price Global Asset Management
                           Limited; Vice President and Director, T. Rowe
                           Price Trust Company; Director, T. Rowe Price
                           Global Investment Services Limited and T. Rowe
                           Price International, Inc.; Vice President,
                           International Series

Martin G. Wade             Director and Vice President, T. Rowe Price Group,
(2/16/43)                  Inc.; Chairman of the Board and Director, T. Rowe
1994                       Price Global Investment Services Limited and
[15]                       T. Rowe Price International, Inc.; Director,
                           T. Rowe Price Global Asset Management Limited;
                           Vice President, T. Rowe Price; Chairman of the
                           Board, International Series

*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s)
Served                     Principal Occupation(s)

Mark C.J.                  Vice President, T. Rowe Price Group, Inc., and
Bickford-Smith             T. Rowe Price International, Inc.
(4/30/62)
Vice President,
International Series

Joseph A. Carrier          Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                 Group, Inc., and T. Rowe Price Investment
Treasurer,                 Services, Inc.
International Series

Ann B. Cranmer             Vice President, T. Rowe Price Group, Inc.,
(3/23/47)                  and T. Rowe Price International, Inc.; Vice
Assistant Vice             President and Secretary, T. Rowe Price Global
President,                 Asset Management Limited and T. Rowe Price
International Series       Global Investment Services Limited

John R. Ford               Vice President, T. Rowe Price and T. Rowe Price
(11/25/57)                 Group, Inc.; Director, Chief Investment Officer,
President,                 and Vice President, T. Rowe Price International,
International              Inc.
Series

Henry H. Hopkins           Director and Vice President, T. Rowe Price Group,
(12/23/42)                 Inc.; Vice President, T. Rowe Price, T. Rowe Price
Vice President,            International, Inc., and T. Rowe Price Retirement
International Series       Plan Services, Inc.; Vice President and Director,
                           T. Rowe Price Investment Services, Inc., T. Rowe
                           Price Services, Inc., and T. Rowe Price Trust
                           Company

Patricia B. Lippert        Assistant Vice President, T. Rowe Price and
(1/12/53) Secretary,       T. Rowe Price Investment Services, Inc.
International Series

David S. Middleton         Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                  Group, Inc., and T. Rowe Price Trust Company
Controller,
International Series

George A. Murnaghan        Vice President, T. Rowe Price, T. Rowe Price
(5/1/56)                   Group, Inc., T. Rowe Price International, Inc.,
Vice President,            T. Rowe Price Investment Services, Inc., and
International Series       T. Rowe Price Trust Company

T. Rowe Price International Stock Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s)
Served                     Principal Occupation(s)

James B.M. Seddon          Vice President, T. Rowe Price Group, Inc., and
(6/17/64)                  T. Rowe Price International, Inc.
Vice President,
International Series

David J.L. Warren          Vice President, T. Rowe Price and T. Rowe Price
(4/14/57)                  Group, Inc.; Director, Chief Executive Officer,
Vice President,            and President, T. Rowe Price International, Inc.;
International Series       Director, T. Rowe Price Global Asset Management
                           Limited

William F. Wendler II      Vice President, T. Rowe Price, T. Rowe Price
(3/14/62)                  Group, Inc., and T. Rowe Price International, Inc.
Vice President,
International Series

Edward A. Wiese, CFA       Vice President, T. Rowe Price, T. Rowe Price Group,
(4/12/59)                  Inc., and T. Rowe Price Trust Company; Director,
Vice President,            Chief Investment Officer, and Vice President,
International Series       T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP653 (6/02)
K15-056 6/30/02